Exhibit 10.13 EXECUTION VERSION

SUPPLEMENT NO. 1 (this “Supplement”) dated as of April 6, 2017, to the Guarantee and Collateral Agreement dated as of January 31, 2017 (the “Guarantee and Collateral Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), each Subsidiary of Terex from time to time party thereto (each such Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and Terex are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
A. Reference is made to the Credit Agreement dated as of January 31, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Terex, the Subsidiaries of Terex from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), the issuing banks from time to time party thereto (the “Issuing Banks”) and Credit Suisse, as administrative agent for the Lenders and as Collateral Agent.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.
C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit and in consideration for Loans and Letters of Credit previously made and issued. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Subsidiaries of Terex may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
Accordingly, the Collateral Agent and the New Subsidiary agree as follows:
SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and

Exhibit 10.13 EXECUTION VERSION

(b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant, subject to the terms and conditions of the Guarantee and Collateral Agreement, to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.
SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, examinership, administration, receivership, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all Pledged Stock and Pledged Debt Securities now owned by the New Subsidiary, (b) Schedule II attached hereto sets forth a true and correct schedule of all Deposit Accounts of such New Subsidiary and (c) set forth in Annex A attached hereto is the information required in Sections 1, 2 and 12 of the Perfection Certificate with respect to the New Subsidiary, and such information is true and correct as of the date hereof. The information set forth on Schedules I and II attached hereto shall be automatically deemed to supplement the corresponding schedules to the Guarantee and Collateral Agreement.
SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Exhibit 10.13 EXECUTION VERSION

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of Terex as provided in Section 9.01 of the Credit Agreement.
SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable and documented out of pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.
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Exhibit 10.13 EXECUTION VERSION

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

GENIE HOLDINGS, INC.
by
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Vice President
Address: 18340 N.E. 76th Street, P.O. Box 97030, Redmond, WA 98073
Legal Name: Genie Holdings, Inc.
Jurisdiction of Formation: Washington

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent
by
/s/William O'Daly
Name: William O’Daly
Title: Authorized Signatory

by
/s/Kelly Heimrich
Name: Kelly Heimrich
Title: Authorized Signatory